SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                September 1, 1998
                Date of Report (Date of earliest event reported)
                         D-LANZ DEVELOPMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-5367                  11-1717709
(State or other jur-                  (Commission          (IRS Employer
isdiction of incor-                   File Number)       Identification No.)
         poration)

                  400 GROVE STREET, GLEN ROCK, NJ              07452
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (201) 457-1221


(Former name or former address, if changed since last report.) No change.




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Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

         Not applicable.

Item 5.  Other events.

          The company has entered into a distribution agreement with Sandell Corp. S.A. to distribute its medical device in Chile, attached hereto as
     Exhibit 1. Through its merger with HTI, the Company had previously acquired the licensed distribution rights of the device in the countries of Chile and Singapore from Scantek Medical, Inc. of Denville, New Jersey. This information is available on the Company's form 8k submitted in December, 1997, incorporated herein by reference.


Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not Applicable

Item 8.  Change in Fiscal Year

         Not applicable

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf the undersigned hereunto duly authorized.

                                                  Date: September 23, 1998

                                                  D-LANZ DEVELOPMENT GROUP, INC.

                                                  BY:__/s/Roger Fidler______
                                                       Roger L. Fidler
                                                       President

                                    EXHIBIT 1

                                  Sandell S.A.
                           Joaquinto Requena, No. 1167
                                   C.P. 11.200
                               Montevideo, Uruguay


Roger L. Fidler
President
D-Lanz Development Group, Inc.
400 Grove St.
Glen Rock, New Jersey 07452
USA

         Re: Distribution Agreement

Dear Mr. Fidler:

This letter agreement confirms our agreement that Sandell Corp. S.A. will effect distribution of the BreastCare medical device in Chile. The purchase price to Sandell will be $8.30 per unit. The BreastCare units will be suppied to Sandell by Scantek Medical, S.A. from its assemble facility in Montevideo in behalf of D-Lanz. The minimum number of units to be purchased will be negotiated in good faith in the near future and such a minimum will be required to effect exclusivity.

If the above also constitutes your understanding of our agreement please countersign below.


                                                         Yours truly,

                                                         /s/ Daniel Alvarez
                                                         Daniel Alvarez
                                                         President

Reviewed, Accepted and agreed to on
This  19th day of August, 1998

D-LANZ DEVELOPMENT GROUP, INC.

BY: /s/ Roger L. Fidler
         Roger L. Fidler
         President


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